INCOME TAXES	12 Months Ended
Dec. 31, 2021
INCOME TAXES
INCOME TAXES

14.   INCOME TAXES

Income tax recognized in net income is comprised of the following:

	Year ended
	December 31
	2021	2020
Current tax expense	$2,796	$7,392
Deferred tax expense (recovery)	7,700	(1,332)
Income tax expense	$10,496	$6,060

The income tax expense differs from the amount that would result from applying the federal and provincial income tax rates to the income before income taxes due to the following:

	Year ended
	December 31
	2021	2020
Income before income taxes	$34,568	$29,779
Statutory tax rate	27%	27%
Expected income tax expense	$9,333	$8,040

Increase (decrease) due to:
Foreign tax rate differences	335	583
Non-deductible expenses	458	448
Withholding taxes	740	548
Change in unrecognized temporary differences	469	(2,970)
Recognition of temporary differences	(820)	(1,332)
Effect of true-ups in prior year temporary and other differences	(19)	743
Income tax expense	$10,496	$6,060

Deferred tax assets and liabilities

The following table summarizes the composition of the Company’s deferred tax assets and liabilities:

	December 31, 2021	December 31, 2020
Deferred tax assets
Non-capital losses	$—	$15,699
Deferred revenue	—	930
Investments and other	—	(602)
Royalty, stream and other interests	—	(14,274)
Total deferred tax assets	$—	$1,753

Deferred tax liabilities
Non-capital losses	$12,006	$—
Investments and other	686	—
Prepaid gold interest	(354)	—
Royalty, stream and other interests	(17,649)	—
Total deferred tax liabilities	$(5,311)	$—

As at December 31, 2021, the Company has deductible Canadian non-capital tax losses of $44.5 million that expire between 2038 to 2041.

The aggregate amount of deductible temporary differences for which deferred income tax assets have not been recognized are as follows:

	December 31, 2021	December 31, 2020
Royalty, stream and other interests	$2,453	$2,492
Financing costs and other	4,964	859
Non-capital losses	3,407	5,430
Total	$10,824	$8,781